Exhibit 99.1

BLOCKCHAIN COINVESTORS ACQUISITION CORP. I ANNOUNCES POSTPONEMENT OF EXTRAORDINARY GENERAL MEETING DATE

GRAND CAYMAN, CAYMAN ISLANDS — Blockchain Coinvestors Acquisition Corp. I (Nasdaq: BCSA) (“BCSA”), a blank-check company formed for the purpose of acquiring or merging with one or more businesses, today announced that the extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”) originally scheduled for Wednesday, January 18, 2023, is being postponed to Friday, January 27, 2023, at 11:30 a.m. Eastern Time (the “Postponement”), to allow additional time for BCSA to engage with its shareholders and solicit redemption reversals.

As a result of the Postponement, the previously disclosed deadline of January 13, 2023 (two business days before the Extraordinary General Meeting) for delivery of redemption requests from BCSA’s shareholders to BCSA’s transfer agent has been extended to January 25, 2023 (two business days before the postponed Extraordinary General Meeting).

About Blockchain Coinvestors Acquisition Corp. I

BCSA is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities. BCSA is led by Chairman and Managing Director Matthew Le Merle, Chief Executive Officer and Managing Director Lou Kerner, Managing Director Alison Davis, and Chief Financial Officer Mitchell Mechigian.

Participants in the Solicitation

BCSA and its directors, executive officers, other members of management and employees may, under Securities and Exchange Commission (“SEC”) rules, be considered participants in the solicitation of proxies of BCSA’s shareholders in favor of the approval of the proposals to be voted on at the Extraordinary General Meeting (the “Proposals”). Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of BCSA’s directors and officers in the definitive proxy statement dated December 29, 2022 (the “Proxy Statement”), which may be obtained free of charge at from the sources indicated below.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on the current expectations of BCSA’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These statements are subject to a number of risks and uncertainties indicated from time to time in BCSA’s filings with the SEC. There may be additional risks that BCSA presently does not know or that BCSA currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide BCSA’s expectations, plans or forecasts of future events and views as of the date of this communication. BCSA anticipates that subsequent events and developments will cause BCSA’s assessments to change. However, while BCSA may elect to update these forward-looking statements at some point in the future, BCSA specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing BCSA’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information and Where to Find It

BCSA urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by BCSA with the SEC, because these documents will contain important information about BCSA and the Proposals. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to BCSA’s proxy solicitor, Advantage Proxy, at P.O. Box 13581, Des Moines, WA 98198, Attn: Karen Smith, Toll Free Telephone: (877) 870-8565, Main Telephone: (206) 870-8565, E-mail: ksmith@advantageproxy.com.

Contact

Blockchain Coinvestors Acquisition Corp. I:

Matt Yemma

Peaks Strategies

myemma@peaksstrategies.com